Exhibit 10.2

Execution Version

THIRD AMENDMENT TO PREFERRED STOCK SALE OPTION AGREEMENT

This Third Amendment to Preferred Stock Sale (this “Amendment”), dated as of March 10, 2023, by and among Nuburu, Inc., a Delaware corporation f/k/a Tailwind Acquisition Corp. (the “Company”), and the other signatories hereto (together with the Company, the “Parties”), is to that certain Preferred Stock Sale Option Agreement, dated as of August 5, 2022 (as amended pursuant to the Amendment to Preferred Stock Sale Option Agreement, dated November 22, 2022, and the Second Amendment to Preferred Stock Sale Agreement, dated November 28, 2022, the “Sale Option Agreement”), by and among the Company and the Holders (as defined therein). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Sale Option Agreement.

RECITALS

WHEREAS, Section 8.12 of the Registration Rights Agreement, as incorporated into Section 5 of the Sale Option Agreement, provides that the Sale Option Agreement may be amended following the Effective Time only by an agreement in writing signed by the Company and the Holders holding at least a majority in interest of the then-outstanding number of Registrable Securities (as defined in the Registration Rights Agreement) held by all Holders (provided the Holders or their Permitted Transferees hold Registrable Securities at the time of such amendment) (the “Requisite Threshold”);

WHEREAS, the undersigned constitute the Requisite Threshold;

WHEREAS, the Holders, together with certain other parties, entered into a Rule 10b5-1 Sales Plan dated December 12, 2022, (the “Sales Plan”) with Tigress Financial Partners LLC (“Tigress”), pursuant to which the Holders and such other parties authorized Tigress to sell shares of Stock (as defined in the Sales Plan), subject to the conditions and limitations set forth in the Sales Plan; and

WHEREAS, each of the Parties desires to amend, and does hereby amend, the Sale Option Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals, the agreements set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

1.	Amendments to the Sale Option Agreement.

(a) Section 1(b) of the Sale Option Agreement is hereby amended and restated in its entirety as follows:

“1.	Grant of Sale Option

(b) Right to Sell. Subject to the terms and conditions of this Agreement, during each Option Period the Company shall have the right (an “Option”), but not the obligation, to cause any Holder to use up to 2/3 of the gross proceeds of Permitted Transfers made by such Holder to purchase New SPAC Series A

Preferred Stock from the Company at the then applicable Purchase Price (as defined below). An “Option Period” shall mean (i) the first through third trading day of each month, with respect to Permitted Transfers made by the Holder during the period beginning with the start of the eleventh trading day of the preceding month and continuing through the end of the preceding month, and (ii) the eleventh through thirteenth trading day of each month, with respect to Permitted Transfers made during the first ten trading days of that month.

2.

(b) References to the Sale Option Agreement. After giving effect to this Amendment, unless the context otherwise requires, each reference in the Sale Option Agreement to “this Agreement,” “hereof,” “hereunder,” “herein,” or words of like import referring to the Sale Option Agreement shall refer to the Sale Option Agreement as amended by this Amendment. Except as specifically set forth above, the Sale Option Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed. Upon the execution and delivery of this Amendment by the parties hereto, (a) this Amendment shall become immediately effective, and (b) this Amendment shall be incorporated in, and become a part of, the Sale Option Agreement as set forth herein for all purposes of the Sale Option Agreement.

3.

Other Miscellaneous Provisions. Sections 8.1, 8.2, 8.3, 8.4, 8.5, 8.6, 8.7, 8.8, 8.12, 8.13 and 8.15 of the Registration Rights Agreement, as incorporated through Section 5 of the Sale Option Agreement, shall apply to this Amendment as if set forth herein, mutatis mutandis.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

NUBURU, INC.

By:	/s/ Mark Zediker
Name: Mark Zediker
Title: Chief Executive Officer

[Signature Page to Third Amendment to Preferred Stock Sale Option Agreement]

HOLDERS:

ANZU NUBURU LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU II LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU III LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

ANZU NUBURU V LLC

By:	/s/ David Seldin
Print Name:	David Seldin
Title:	Manager

[Signature Page to Third Amendment to Preferred Stock Sale Option Agreement]